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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 30, 2001


                          Allied Waste Industries, Inc.
               (Exact name of registrant as specified in charter)



                                    Delaware
                 (State or other jurisdiction of incorporation)


                  0-19285                                88-0228636
         (Commission File Number)            (IRS Employer Identification No.)


 15880 N. Greenway-Hayden Loop, Suite 100
            Scottsdale, Arizona                            85260
 (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (480) 627-2700

                                 Not Applicable
          (Former name or former address, if changed since last report)


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




Item 5.       Other Events

On October 30, 2001 Allied Waste Industries, Inc. ("Allied" or the "Company") issued the following press release.

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



Allied Contact: Michael Burnett
                  480-627-2785

                                                           FOR IMMEDIATE RELEASE
                                                           ---------------------



               ALLIED WASTE PRESIDENT AND CHIEF OPERATING OFFICER
                        RESIGNS TO PURSUE OTHER INTERESTS

              --Don Slager, Vice President of Operations, to Assume
                        COO Duties and Responsibilities--


Scottsdale, AZ - October 30, 2001 - Allied Waste Industries, Inc. (NYSE: AW) today announced that President and Chief Operating Officer Larry Henk has resigned to pursue other interests. Effective immediately, Tom Van Weelden, Chairman and CEO of Allied Waste, will assume all duties and responsibilities of President, which Mr. Van Weelden held prior to August 2000. The duties and responsibilities of Chief Operating Officer will be assumed by the current Vice President of Operations, Don Slager. Mr. Slager has served as Allied Waste's Vice President of Operations since February 1998, and has served in various other management positions in the waste services industry since 1985.


Allied Waste Industries, Inc., a leading waste services company, provides collection, recycling and disposal services to residential, commercial and industrial customers in the United States. As of June 30, 2001, the Company operated 326 collection companies, 148 transfer stations, 167 active landfills and 70 recycling facilities in 39 states.




                   Safe Harbor for Forward-Looking Statements
                   ------------------------------------------
Certain matters discussed in this press release are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such by the context of the statements, including words such as the Company "believes," "anticipates," "expects" or words of similar import. Similarly, statements that describe the Company's future plans, objectives or goals are forward-looking statements.

Such forward-looking statements are subject to certain risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Examples of such risks and uncertainties include, without limitation, the ability of Allied to continue its vertical integration business strategy in a successful manner; the ability of Allied to successfully pursue and continue a disciplined market development program, the ability of Allied to successfully integrate acquired operations, whether and when the recent transactions concluded or completed will be accretive to Allied's earnings, the effects of commodity price fluctuations of materials processed by Allied and the effects of an economic downturn and its ability to price for economics.

Other factors which could materially affect such forward-looking statements can be found in the Company's periodic reports filed with the Securities and Exchange Commission, including risk factors detailed in Management's Discussion and Analysis in Allied's Form 10-K for the year ended December 31, 2000. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.



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





                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Allied Waste Industries, Inc., has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                ALLIED WASTE INDUSTRIES, INC.


  By:                 /s/THOMAS W. RYAN
         ---------------------------------------------
                        Thomas W. Ryan
          Executive Vice President & Chief Financial
                           Officer



Date:  October 30, 2001














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